UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

LEAP THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. LEAP THERAPEUTICS, INC 47 Thorndike Street, Suite B1-1 Cambridge, MA 02141 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS to be held on December 15, 2025 *Stockholders are cordially invited to attend the Virtual Special Meeting and to vote on the Internet or any mobile device. Dear Stockholder, Notice is hereby given that a Special Meeting of Stockholders of Leap Therapeutics, Inc. (the “Company”) will be held in a virtual format on Monday, December 15, 2025 at 11:00 AM ET. If you were a holder of the Company’s common stock as of the close of business on the record date of October 24, 2025, you will be able to attend the Special Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting https://www.cstproxy.com/leaptx/sm2025 at the date and time of the meeting. Proposals to be considered at the Special Meeting: (1) To consider and act upon a proposal to amend the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of Company common stock; (2) To consider and act upon a proposal to amend the Charter to effect a reverse stock split; (3) To consider and act upon a proposal to adopt the Company’s 2025 Equity Incentive Plan; (4) To consider and act upon a proposal to approve and permit, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the Company’s issuance of greater than 19.99% of common stock on the exercise of certain warrants, which could result in a potential “change of control” under Nasdaq rules; (5) To consider and act upon a proposal to adjourn the Special Meeting to a later date or time to permit the solicitation of additional proxies. The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. The Proxy Materials are available for review at: https://www.cstproxy.com/leaptx/sm2025 CONTROL NUMBER LEAP THERAPEUTICS, INC c/o Continental Proxy Services 1 State Street, New York NY 10004 201423 Leap Therapeutics Proxy Notice Rev2 Front Vote Your Proxy on the Internet: https://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. Vote during the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically during the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/leaptx/sm2025 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

2025 LEAP THERAPEUTICS, INC. 47 Thorndike Street, Suite B1-1 Cambridge, MA 02141 Important Notice Regarding the Availability of Proxy Materials For the 2025 Special Meeting of Stockholders to be Held On December 15, 2025 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/leaptx/sm2025 - the Company’s Special Meeting Proxy Statement - the Proxy Card - any amendments or supplements to the foregoing materials that are required to be furnished to Stockholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before December 5, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/leaptx/sm2025 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. 201423 Leap Therapeutics Proxy Notice Rev2 Back